Courageous Innovation May 2023 NASDAQ: OCGN

Forward Looking Statements 2 This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, which are based on the beliefs and assumptions of Ocugen, Inc. and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward- looking statements. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous important factors, risks, and uncertainties that may cause actual events or results to differ materially from our current expectations. These and other risks and uncertainties are more fully described in our periodic filings with the Securities and Exchange Commission (SEC), including the risk factors described in the section entitled “Risk Factors” in the quarterly and annual reports that we file with the SEC. Forward- looking statements that we make in this presentation are based on a combination of facts and factors currently known to us and speak only as of the date of this presentation. Except as required by law, we assume no obligation to update forward-looking statements contained in this presentation whether as a result of new information, future events, or otherwise, after the date of this presentation.

We’re Here to Make an Impact Through Courageous Innovation 3 Mission: Developing cutting-edge innovations for people facing serious disease and conditions with a commitment to ensuring global market access Pioneering modifier gene therapy for inherited retinal diseases, as well as larger blindness diseases with unmet need Innovating a novel biologic to treat eye diseases that can lead to vision loss for millions of people Developing vaccines for flu & COVID-19 Pursuing Regenerative Cell Therapy to treat serious conditions like articular cartilage lesions

Pipeline Overview

	Asset/Program	Indication	Current Status
Gene therapies	OCU400 * AAV-hNR2E3 Gene mutation-associated retinal degeneration*	*Retinitis pigmentosa (RP)--NR2E3 Mutation*	• Phase 1/2 • Favorable safety and tolerability profile • Initial clinical data from low- and medium-dose cohorts indicates positive trend in Multi-luminance mobility testing and Best-Corrected Visual Acuity scores for OCU400 treated eyes
		RP–RHO Mutation	
		Leber congenital amaurosis (LCA)–CEP290 Mutation	
	OCU410 AAV-hRORA	Dry Age-Related Macular Degeneration (Dry AMD)	• IND planned for 2Q 2023
	OCU410ST AAV-hRORA	Stargardt disease (orphan disease)	
Biologics	OCU200 Transferrin – Tumstatin	Diabetic Macular Edema	• IND submitted. Waiting for FDA clearance before initiating Phase 1 trial.
		Diabetic Retinopathy	• IND-ready
		Wet Age-Related Macular Degeneration (Wet AMD)	• IND-ready
Cell therapies (Regenerative Medicine)	NeoCart® (Autologous chondrocyte-derived neocartilage) RMAT**	Treatment of Articular Cartilage Defects in the Knee	• Phase 3 clinical trial is planned for 2024
Vaccines	OCU500 Series		
	OCU500: COVID-19 (Bivalent)	For Prevention of Disease Caused by COVID-19	• IND planned for 4Q 2023 (pending government funding)
	OCU510: Flu (Quadrivalent)	For Prevention of Disease Caused by Flu	
	OCU520: Flu + COVID-19	For Prevention of Diseases Caused by Flu and COVID-19	

*Broad , gene-agnostic , ORPHAN DRUG DESIGNATIONS FOR RP/LCA FROM FDA AND EMA

**Regenerative Medicine Advanced Therapy Designation

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5 Modifier Gene Therapy Platform Breakthrough technology designed to address many rare diseases as well as complex diseases that affect millions

Modifier Gene Therapy: A Broader Reach

Gene modifier therapy can potentially **address multiple genetic defects with a single product utilizing a gene agnostic approach.**

In patients with IRDs, this could mean:



MODIFIER GENE M
GENE M
cell
GENE X
Cell with mutated/ nonfunctioning gene(s) other than modifier gene cell
GENE M
GENE X
NR2E3 Delivery
"Molecular reset" of health & survival gene networks
cell
Cell with normal function
Restored retinal cell homeostasis
Unrescued
Rescued
ONL
ONL/photoreceptor survival
Improved visual outcomes and quality of life

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FDA granted expanded Orphan Drug Designations for all retinitis pigmentosa (RP) and Leber congenital amaurosis (LCA) mutations Despite its prevalence, RP and LCA patients have limited treatment options • US: RP & LCA affect 110,000 and 15,000 people, respectively • Worldwide: conditions affect approximately 1.6M people Current approved and in-development gene therapies focus on individual gene • More than 125 mutated genes associated with RP and LCA • Developing a single therapy to treat each mutation is not feasible OCU400 addresses shortcomings of current gene therapy approaches • Broad-spectrum, gene-agnostic approach to genetically diverse inherited retinal diseases • Potential one-time, curative therapy with a single sub-retinal injection, using NR2E3 Dose escalation and recruitment of RP patients completed • High dose established as Maximum Tolerable Dose (MTD) • Continue to enroll patients with LCA • Intend to initiate a Phase 3 trial near the end of 2023 7 OCU400: Phase 1/2 Clinical Trial Progressing as Planned, Developing a Novel Gene Therapy in Ophthalmic Areas of High Unmet Need

Study Overview Clinical Trials.gov Identifier: NCT05203939 Safety of subretinal administration of OCU400 Best Corrected Visual Acuity (BCVA) Multi-Luminance Mobility Test (MLMT) Primary Endpoint: Safety Exploratory Endpoint: Efficacy 38 Enrollment Status

Multi-Luminescence Mobility Test Total Subjects for analyses (N=7); pooled analyses Subjects with 9-months follow-up : Cohort 1, N=3 Subjects with 6 months follow-up: N=1 from Cohort 1 and N=3 from Cohort 2 Total Subject for analyses (N=3) Cohort 1 with 9 month follow-up Improvement ≥ 1 Lux Improvement ≥ 2 Lux Improvement ≥ 2 Lux Treated Eye 71.4% 28.6% 66.7% Untreated Eye 28.6% 0.0% 0.0% • 100% of treated eyes showed stability or improved MLMT scores • 71% of treated eyes improved by at least 1 Lux Level in pooled analyses vs ONLY 29% of untreated eyes • 29 % of treated eyes improved by at least 2 Lux Level in pooled analyses vs 0 % of untreated eyes • 67 % treated eyes improved by at least 2 Lux Level in cohort 1 subjects with 9 months follow up vs 0 % of untreated eyes MLMT is used as efficacy measure to assess visual function 9

Best Corrected Visual Acuity (BCVA) Score Total Subjects for analyses (N=7) Subjects with 9-months follow-up : Cohort 1, N=3 Subjects with 6 months follow-up: N=1 from Cohort 1 and N=3 from Cohort 2 Improvement ≥ 8 Letters Treated Eye 42.9% Untreated Eye 0.0% 10

OCU400: Expected Pathway to Clinical Development & Potential Approval Both FDA & EMA granted broad orphan drug designation for RP & LCA • Ocugen plans to meet with regulatory agencies in 3Q to potentially finalize Phase 3 clinical program and overall package • Continuing to enroll LCA and pediatric patients in Phase 1/2 trial 11

OCU410ST: Received ODD for the Treatment of ABCA4-Associated Retinopathies Including Stargardt, Retinitis Pigmentosa 19 (RP19) and Cone-rod Dystrophy 3 (CORD3)

ABCA4-associated retinopathies—Genetic Rare Disease

- *ABCA4* gene produces an ATP-binding cassette (ABC) superfamily transmembrane protein involved in clearance of all-trans-retinal aldehyde, a byproduct of the retinoid cycle, from photoreceptor cells
- Mutation in ABCA4 gene results in Stargardt disease. Different *ABCA4* alleles have been identified to cause other retinopathies such as cone-rod dystrophy type 3 (CORD 3), retinitis pigmentosa type 19 (RP 19)

No treatment options exist

- US: 44,000 patients

Modifier gene therapy platform addresses shortcomings of current approaches

- AAV delivery platform delivers the *RORA* (RAR Related Orphan Receptor A)
- Broad-spectrum, gene-agnostic approach
- Potential one-time, curative therapy with a single sub-retinal injection

Plan to submit IND for initiation of Phase 1/2 clinical trial in 2Q 2023



Normal
Central Vision
Blurry &
Distorted
Central Vision
Lost
Central Vision
DISEASE PROGRESSION
Normal Macula
Early Stages of
Stargardt Disease
Lipofuscin accumulation
Late Stages of
Stargardt Disease
Drusen formation and inflammation

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13 OCU410 for the Treatment of Dry Age-related Macular Degeneration (dAMD) dAMD Limited options, presenting significant unmet medical need • US: 10M • Worldwide: condition affects more than 266M people Recently approved therapy for geographic atrophy (GA)— advanced form of dAMD–has limitations • Frequent intravitreal injections (N ~6-12 doses per year); Patient compliance • Limited effect of GA lesion growth rate • Approximately 12% of patients experience neovascular AMD when the drug is administered every month for two years Plan to submit IND for initiation of Phase 1/2 clinical trial in 2Q 2023 Fatty Deposits

AMD: Risk Factors, Treatment Options and Unmet Needs



Smoking
Nutrient / Vitamin deficiency
Advancing age
Lighter eye color
Risk Factors for AMD
Heart disease
High fat diet
UV / Blue light exposure
High blood pressure
Genetics Family history
Obesity
A strong role of inflammation, complement, and oxidative pathways in AMD
Corticosteroids (repeated dose)
Lipid deposits Drusen
Inflammation
AREDS
AREDS2
(failed)
• Dry - AMD
• Geographic Atrophy
• Stargardt
Complement activation
C3
C5
C5b
C6
C7
C8
C9
Influx of fluid
C5b-8
Membrane attack complex (MAC)
Oxidative stress
H_2O_2
$O_2^{\bullet}$
OH-
OT-551 (failed)
Pegcetacoplan (Syfovre) - approved
Lampalizumab
Zimura
sCD59
Approaches being investigated
Antioxidants
Complement cascade inhibitors
Neuroprotective
Visual cycle inhibitors
Gene therapy
Cell-based therapies

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50 60 70 80 90 1e61E51E41E31E2Cells N or m al ize d Ce ll Su rv iv al RORA NR2E3 NR1D1 Anti-oxidative: Improves ARPE19 cells survival Anti-complement: Increased anti-compliment (Cd59) protein Anti-inflammatory: Suppresses inflammation in HMC3 cellsAnti-drusen activity and improves retinal function 0 50 100 150 200 B lu e A ut of lu or es ce nc e (A U) Months 1 7 1 7 1 7 Control Abca4-/- Uninjected Abca4-/- OCU410 ✱✱ ✱✱✱ Macular Degeneration Model Reduced Drusen 15 OCU410 (RORA): A Potential Modifier Therapeutic for Dry-AMD and STGD

16 OCU200 Novel biologic for treating Diabetic Macular Edema (DME), Diabetic Retinopathy (DR) and Wet Age-Related Macular Degeneration (Wet AMD)

17 OCU200 is our novel biologics candidate for sight-threatening conditions • A recombinant fusion protein of transferrin and tumstatin • Potential to address diabetic macular edema (DME), diabetic retinopathy (DR), wet AMD High prevalence of DME, DR and wet AMD patients • DME: 21M worldwide • DR: 162M worldwide • Wet AMD: 30M worldwide Limited treatment options available for the above patients • Current therapies target only one pathway, either angiogenesis or inflammation • Up to 50% of patient population are not responsive to current treatments OCU200 potentially addresses shortcomings of current treatments • Intended to target multiple causative pathways such as angiogenesis, oxidation, inflammation • Potential to offer better treatment options for all patients Company submitted an IND application on February 27, 2023* • Initially targeting DME Diabetic Macular Edema: bulges protrude from the blood vessels, leading to leakage of fluid and blood into the retina; leakage results in swelling (or “edema”), promoting vision loss. OCU200: Submitted an IND with the U.S. FDA to Initiate a Phase 1 Clinical Trial Targeting Diabetic Macular Edema (DME) * The IND was placed on clinical hold by the FDA as part of its request for additional information related to chemistry, manufacturing, and controls prior to initiating the Phase 1 trial. The company plans to respond to the FDA promptly to get FDA clearance to initiate the Phase 1 clinical trial.

18 NeoCart® (Autologous chondrocyte-derived neocartilage)

19 *The Journal of Bone & Joint Surgery: June 1, 2011 - Volume 93 - Issue 11 - p 994-1000 **https://www.biospace.com/article/cell-therapy-market-size-cagr-trends-forecast-report-2022-2030/ NeoCart is a regenerative cell therapy technology • Combines bioengineering and cell processing to enhance autologous cartilage repair • Potential to accelerate healing and reduce pain through reconstructing damaged knee cartilage High prevalence of knee cartilage damage, with progression to osteoarthritis (OA) • Arthroscopic knee procedures: over 1M annually* • OA: 528M diagnosed worldwide • Cell therapy global revenue forecast: $45B+, with North America expected to hold largest share** Current therapies to treat cartilage damage in the knee suboptimal • Varying outcomes due to variable cellular responses • Current standard of care suffers from one or more of the following: pain, reduced knee function, failure to address cartilage damage, donor tissue availability, open surgery NeoCart potentially addresses shortcomings of current treatments • Treat pain, improve function, and prevent progression to OA • Potential for improved efficacy, long-term benefits Program advancing on several fronts • Received FDA concurrence on confirmatory trial design of Phase 3 (initiate in 2024) • Renovating facility to accommodate cGMP manufacturing Follow-up Arthroscopy Demonstrates NeoCart® Progression and Integration** Initial Lesion Time Zero Implantation 8 Weeks 6 Months NeoCart®: U.S. FDA Agreed to Proposed Control and Overall Design for Phase 3 Trial to Evaluate Safety and Efficacy Compared to Chondroplasty Standard of Care

20 OCU500 Series: OCU500: COVID-19 Mucosal Vaccine OCU510: Flu OCU520: COVID-19/Flu

21 OCU500 Series: Next-Generation Vaccine Candidates Using Inhalation Technology OCU500 A bivalent COVID-19 vaccine OCU510 A seasonal quadrivalent flu vaccine OCU520 A combination quadrivalent flu and bivalent COVID19 vaccine Current focus solely on the development of our inhaled mucosal vaccine platform based on chAd vector Inhalation technology as a differentiator • Multiple preclinical studies using Ocugen’s vector demonstrated vaccine-induced high neutralizing and effector responses • Clinical studies using a similar vector administered via the inhalation platform showed mucosal antibodies, systemic antibodies, and durable immune response up to 1 year with 1/5 of the dose compared to the same vaccine given via intramuscular administration • The inhaled method offers the potential for broad, durable protection from severe disease and reduction in transmission Alignment with American Pandemic Preparedness Plan to transform U.S. capabilities to rapidly and effectively respond to existing and emerging infectious diseases via: • Legislative advocacy for next-generation mucosal vaccine development • Multiple proposal submissions for federal funding of Ocugen’s inhaled vaccines platform for COVID-19 and flu • Ongoing dialogue with several government agencies regarding the development of the inhaled vaccines platform

22 Ocugen™Vision Fully integrated, patient-centric biotech company focused on vaccines in support of public health and gene and cell therapies targeting unmet medical needs through Courageous Innovation

May 2023 NASDAQ: OCGN